                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) November 18, 1999

                           Netserv Communications Inc.
               (Exact name of Registrant as specified in charter)



           Indiana                   0-25883              35-2074157
   (State or other jurisdiction    (Commission         (I.R.S. Employer
       of incorporation)           File Number)        Identification No.)


   16 Victoria Avenue, Bretton Hall, Port of Spain,
   Trinidad, West Indies
   (Address of principal executive offices)                 (Zip code)



Registrant's telephone number, including area code      (868) 623-2882


                          MAS Acquisition XII Corp.
               1710 E. Division St., Evansville, Indiana 47711
         (Former name or former address, if changed, since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

  A change in control of the registrant occurred on November 18, 1999 pursuant to the terms and conditions of a Stock Exchange Agreement (the "Agreement") dated November 18, 1999 between MAS Acquisition XII Corp., an Indiana corporation (the "Company") and NetServ Caribbean Limited, a Trinidad and Tobago, West Indies corporation ("NETS"), which provided for the merger of NETS with and into the Company as the surviving entity, pursuant to a tax-free reorganization in accordance with Sections 354 and 368 of the Internal Revenue Code of 1986, as amended.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

  The Company entered into the Agreement with NETS on November 18, 1999, whereby NETS merged into the Company and the Company changed its name to NetServ Communications Inc. Pursuant to the terms of the Agreement, each common share of NETS was converted into 0.766 common shares of the Company. A total of 6,412,400 shares of common share of NETS was converted into 4,912,400 restricted common shares of the Company. In addition the Company has accepted the return of, and cancelled, 8,220,833 shares of Common Stock of the Company issued to MAS Capital Management Inc. After completion of the terms of the Agreement, there are 8,500,000 shares of common stock of the Company issued and outstanding.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

  Not applicable.

ITEM 5.  OTHER EVENT.

  The Company has changed its fiscal year end from March 31 to December 31 because of the merger transaction. The Company will file 10K-SB for the fiscal year ended on December 31, 1999.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

  As a result of the Agreement, the Company has accepted the resignation of Aaron Tsai, the Company's sole Director and Officer, as of November 18, 1999, and appointed Jeannine du Coudray as President, Chairwoman of the Board of Directors and Director, Martin Koo as Cheif Executive Officer and Director, Marguerit Corinne Blandin as Financial Advisor and Director and Rowley Ford as Secretary.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

     (i) Unaudited financial statements of Netserv Caribbean Limited for the three month ended October 31, 1999.

    (ii) Audited financial statements of Netserv Caribbean Limited for the year ended July 31, 1999.

   (iii) Audited financial statements of Netserv Caribbean Limited for the year ended July 31, 1998.

    (iv) Unaudited consolidated financial statements of MAS Acquisition XII Corp. and Netserv Caribbean Limited for the three month ended October 31, 1999.

     (v) Unaudited consolidated financial statements of MAS Acquisition XII Corp. and Netserv Caribbean Limited for the year ended July 31, 1999.

                           NETSERV CARIBBEAN LIMITED


                             FINANCIAL STATEMENTS
                  FOR THE THREE MONTHS ENDED OCTOBER 31, 1999



                                   CONTENTS

STATEMENTS OF INCOME AND UNRELIEVED LOSSES         Page 2.

BALANCE SHEET                                      Page 3.


                           NETSERV CARIBBEAN LIMITED
                   STATEMENTS OF INCOME AND UNRELIEVED LOSSES
                FOR THE THREE (3) MONTHS ENDED OCTOBER 31, 1999.

                                                             $ U.S.
                                                          -----------
INCOME                                                     1,500,000

EXPENSES
       Fees and commissions                                2,123,779
       Salaries                                               17,176
       Purchases, supplies and office expenses                 8,958
       Legal fees                                              4,926
       Overseas travel                                         2,302
       Telephone                                               1,599
       Repairs                                                 1,591
       Professional fees                                         833
       Depreciation                                              398
       Bank interest and charges                                 241
       Vehicles                                                   92
       Entertainment                                              57
                                                           ---------
                        TOTAL EXPENSES                     2,161,952
                                                           ---------

(DEFICIT)                                                   (661,952)

RETAINED EARNINGS  - brought forward                          60,232

UNRELIEVED LOSSES  - carried forward                       ---------
                                                            (601,720)
                                                           ---------

                           NETSERV CARIBBEAN LIMITED

                                 BALANCE SHEET
                            AS AT OCTOBER 31, 1999

                                                             $ U.S.
                                                           ----------
                                                NOTES
CURRENT ASSETS
Cash in Bank                                                 500,658
Accounts Receivable                                        2,068,972
Inventory                                                     62,500
                                                           ---------
                                                           2,632,130
                                                           ---------

CURRENT LIABILITIES
Accounts Payable                                              11,090
                                                           ---------
                                                              11,090
                                                           ---------

WORKING CAPITAL                                            2,621,040


FIXED ASSETS
        Cost                                                  18,467
        Accumulated Depreciation                              (4,226)
                                                           ---------
                                                              14,241
                                                           ---------

                                                           ---------
                          NET ASSETS:                      2,635,281
                                                           =========

                          FINANCED BY:

STATED CAPITAL                                             3,187,000

UNRELIEVED LOSSES                                           (601,719)

DIRECTORS' ADVANCES                                           50,000
                                                           ---------
                                                           2,635,281
                                                           =========

                                    PAGE 3

NETSERV CARIBBEAN LIMITED
FINANCIAL STATEMENTS FOR YEAR ENDED 31st JULY 1999


Table of contents                        Pages

Auditor's Report                           2

Balance Sheet                              3

Statement of Income and Retained Earnings  4

Schedule of Expenses                       5

Notes to Financial Statement               6-7

-----------------------------------------------------------------------------

                     PAUL ROOPSINGH AND COMPANY
                       CHARTERED ACCOUNTANTS

              PRINCIPAL: PAUL ROOPSINGH F.C.C.A., C.A.
-----------------------------------------------------------------------------
TEL.: 1-868-663-2260     FAX: 1-868-662-8392
                         PAGER: 625-LISA   E-MAIL: paulroop@tstt.net.tt

                                                       83 BUENAVISTA HILL,
                                                        ELIZABETH GARDENS,
                                                               ST. JOSEPH,
                                                                 TRINIDAD,
                                                              WEST INDIES.

                 REPORT OF THE AUDITORS' TO THE MEMBERS OF
                       NETSERV CARIBBEAN LIMITED

     We have audited the balance sheet of the company as at July 31, 1999 and the statement of income and retained earnings for the year then ended, as set out on pages 3 to 7. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with international standards of auditing. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material mis-statements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In common with many businesses of similar size and organization, the system of internal control is dependent on the close involvement of the directors who are also the major share-holders. Where independent confirmation of the completeness of the accounting records was not available, we have accepted assurances from the directors that all transactions have been reflected in the records.

     Subject to the foregoing, in our opinion, the financial statements present fairly, in all material respects, the financial position of the company as at July 31, 1999, and the results of its operations for the year then ended in accordance with approved accounting standards.


                                            /s/ Paul Roopsingh & Co.
                                            ------------------------
                                               PAUL ROOPSINGH & CO.

                                              St. Joseph, TRINIDAD.
                                                 November 11, 1999.

               NETSERV CARIBBEAN LIMITED


               BALANCE SHEET
               ----------------------------------------------------------
               as at July 31, 1999

                                                 Notes           1999
                                                 -----           ----
                   Fixed Assets                  2(b), 3          87,824
                                                                 -------
                   Current Assets
                      Software                     4             375,000
                      A/C Receivables              5             212,524
                      Cash in Hand & Bank                         41,550
                                                                 -------
                                                                 629,074
                                                                 -------

                   Current Liabilities
                      Bank O/D                                         0
                      Bank Loan                                        0
                      A/C Payable                  6              55,506
                                                                 -------
                                                                  55,506
                                                                 -------

                 Net Current Assets                              573,568
                                                                 -------
                                                                 661,395
                                                                 -------

                 Shareholders Equity
                      Authorised Share Capital
                      @ $1.00 each issued & Fully Paid                 2
                      Retained Earnings B/F                      361,393
                      Capital Investments                        300,000
                                                                 -------
                                                                 661,395
                                                                 =======



       The attached notes form an integral part of these statements
       ------------------------------------------------------------

                  NETSERV CARIBBEAN LIMITED


                  Statement of Income & Retained Earnings
                  -----------------------------------------------------
                  for year ended July 31, 1999

                                               Schedule          1999
                                               --------          ----
                  Income

                       Sales                                    697,411


                                                                -------
                                                                697,411
                                                                -------

                   Expenses
                       Selling                    1                   0
                       Administrative             2             457,762
                       Financial                  3                 483
                       Depreciation               4              10,783
                                                                -------
                                                                469,028
                                                                -------

                   Net income before taxation                   228,383
                   Taxation                                     -20,434
                                                                -------
                                                                207,949
                                                                =======


                   Retained Earnings
                       Balance Brought Forward                  153,444
                       Current Year                             207,949
                                                                -------
                   Retained Earnings C/F                        361,393
                                                                =======

        The attached notes form an integral part of these statements
        ------------------------------------------------------------

NETSERV CARIBBEAN LIMITED


Schedule of Expenses
---------------------------------------------------------------------
as at July 31, 1999

                                                           1999
                                                           ----
1. Selling
        Advertising/Promotions......................	        0
                                                          -------
                                                                0
                                                          =======

2. Administrative
        Audit/Accounting............................        8,250
        Contract Services...........................       55,306
        Entertainment...............................        3,162
        Equipment/Maintenance.......................        3,100
        Insurance...................................        2,260
        Miscellaneous...............................        7,568
        Office Expense..............................       29,515
        Rental......................................       30,044
        Repair/Maintenance..........................        3,247
        Salaries/Wages..............................      199,214
        Software Engineering........................       50,650
        Telecommunication...........................       19,875
        Travel/Courier..............................        3,680
        Utilities...................................       30,407
        Vehicle Expense.............................       11,484
                                                          -------
                                                          457,762
                                                          =======

3. Financial
        Bank Interest & Charges....................           483
                                                          -------
                                                              483
                                                          =======

4. Depreciation
        Furniture & Fitting........................        10,032
        Computer Equipment.........................           751
                                                          -------
                                                           10,783
                                                          -------
                                                          469,028
                                                          =======

  The attached notes form an integral part of these statements
  ------------------------------------------------------------

NETSERV CARIBBEAN LIMITED
Notes to Financial Statements

--------------------------------------------------------------------------
For the period ended July 31, 1999


1. Principal Activity
The company was incorporated in the island of Trinidad & Tobago on the 17th August 1997.
The principal activity of this business is that of software engineering and other related software services.

2. Accounting Policies
Basis of Accounting
These Fiancial Statements have been prepared on the Historical Cost Convention and approved Auditing Standards. No account has been taken off the effects of inflation.

2(b) Fixed Assets
Fixed Assets are stated at historical cost less accumulated depreciation. Depreciation is provided on the reducing balance basis at rates sufficient to write off the cost of the assets over their estimated useful lives. Depreciation rates used as follows:-
     Furniture & Fitting...............         5% per annum
     Computer Equipment................        12% per annum

3. Fixed Assets

Fixed Asset                Cost        ADD/Disp       ACC.Depn.     WDV
-----------                ----        --------       ---------     ---
Furniture & Fittings      15,800                        1,541      14,259
Computer Equipment        95,000                       21,432      73,568
                         _______       _______         ______      ______
                         110,800                       22,973      87,827
                         _______       _______         _______     ______

4. Inventory
Software development has been capitalized in order to be represented as a tangible asset.
Software value has been determined by the director of the company.

NETSERV CARIBBEAN LIMITED
Notes to Financial Statements (Cont'd)

--------------------------------------------------------------------------
For the period ended July 31, 1999


4. A/c Receivable
This amount represents the balance due to Netserv from subscribers.




5. A/c Payable
This amount consist of the balance due for local payment.

NETSERV CARIBBEAN LIMITED
FINANCIAL STATEMENTS FOR YEAR ENDED 31ST JULY 1998



Table of contents                            Pages
--------------------------------------------------

Auditor's Report.............................  2

Balance Sheet................................  3

Statement of Income and Retained Earnings....  4

Schedule of Expenses.........................  5

Notes to Financial Statement.................  6-7

Cash Flow statement..........................  8


-------------------------------------------------------------------------

                     PAUL ROOPSINGH AND COMPANY
                       CHARTERED ACCOUNTANTS

              PRINCIPAL: PAUL ROOPSINGH F.C.C.A., C.A.
-----------------------------------------------------------------------------
TEL.: 1-868-663-2260     FAX: 1-868-662-8392
                         PAGER: 625-LISA   E-MAIL: paulroop@tstt.net.tt

                                                       83 BUENAVISTA HILL,
                                                        ELIZABETH GARDENS,
                                                               ST. JOSEPH,
                                                                 TRINIDAD,
                                                              WEST INDIES.

                 REPORT OF THE AUDITORS' TO THE MEMBERS OF
                       NETSERV CARIBBEAN LIMITED

     We have audited the balance sheet of the company as at July 31, 1998, and the statements of "income and retained earnings", and "cash flow" for the year then ended, as set out on pages 3 to 8. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with international standards of auditing. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material mis-statements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In common with many businesses of similar size and organization, the system of internal control is dependent on the close involvement of the directors who are also the major share-holders. Where independent confirmation of the completeness of the accounting records was not available, we have accepted assurances from the directors that all transactions have been reflected in the records.

     Subject to the foregoing, in our opinion, the financial statements present fairly, in all material respects, the financial position of the company as at July 31, 1998, and the results of its operations for the year then ended in accordance with approved accounting standards.


                                            /s/ Paul Roopsingh & Co.
                                            ------------------------
                                               PAUL ROOPSINGH & CO.

                                              St. Joseph, TRINIDAD.
                                                 November 11, 1999.

NETSERV CARIBBEAN LIMITED


BALANCE SHEET
-----------------------------------------------------------------------------
as at July 31, 1998

                                         Notes                 1998
                                         -----                 ----
Fixed Assets                             2(b), 3               98,610
                                                              =======

Current Assets
     Software                               4                 275,000
     A/C Receivables                        5                  72,141
     Cash in Hand & Bank                                       24,905
                                                              -------
                                                              372,046
                                                              =======

Current Liabilities
     Bank O/D                                                       0
     Bank Loan                                                      0
     A/C Payable                            6                  17,210
                                                              _______
                                                               17,210
                                                              -------

Net Current Assets                                            354,836

                                                              -------
                                                              453,446
                                                              =======

Shareholders Equity
     Authorised Share Capital
     @ $1.00 each issued & Fully Paid                               2
     Retained Earnings B/F                                    153,444
     Capital Investments                                      300,000
                                                              _______
                                                              453,446
                                                              =======



        The attached notes form an integral part of these statements
---------------------------------------------------------------------------

NETSERV CARIBBEAN LIMITED


Statement of Income & Retained Earnings
---------------------------------------------------------------------------
for year ended July 31, 1998

                               Schedule                        1998
                               --------                        ----
Income

    Sales                                                     740,799

Cost of goods sold
                                                              -------
                                                              740,799
                                                              =======

Expenses
    Selling                       1                                 0
    Administrative                2                           561,291
    Financial                     3                             1,250
    Depreciation                  4                            12,190
                                                              _______
                                                              574,731
                                                              =======

Net income before taxation                                    166,068
Taxation                                                      -12,624
                                                              -------
                                                              153,444
                                                              =======


Retained Earnings
    Balance Brought Forward                                         0
    Current Year                                              153,444
                                                              -------
Retained Earnings C/F                                         153,444
                                                              =======

   The attached notes form an integral part of these financial statements
----------------------------------------------------------------------------

NETSERV CARIBBEAN LIMITED


Schedule of Expenses
----------------------------------------------------------------------------
as at July 31, 1998


                                                               1998
                                                               ----
1. Selling
        Advertising/Promotions.............................         0
                                                              -------
                                                                    0
                                                              =======

2. Administrative
        Audit/Accounting...................................     8,500
        Contract Services..................................    75,076
        Entertainment......................................     2,536
        Equipment/Maintenance..............................    24,150
        Insurance..........................................     3,600
        Miscellaneous......................................     5,680
        Office Expense.....................................    10,976
        Rental.............................................    24,000
        Repair/Maintenance.................................     3,886
        Salaries/Wages.....................................    92,500
        Software Engineering...............................   250,000
        Telecommunication..................................    24,900
        Travel/Courier.....................................     5,530
        Utilities..........................................    23,731
        Vehicle Expense....................................     6,226
                                                              -------
                                                              561,291
                                                              =======

3. Financial

        Bank Interest & Charges............................     1,250
                                                              -------
                                                                1,250
                                                              =======

4. Depreciation
       Furniture & Fitting                                        790
       Computer Equipment                                      11,400
                                                              -------
                                                               12,190
                                                              -------
                                                              574,731
                                                              =======



----------------------------------------------------------------------------

NETSERV CARIBBEAN LIMITED
Notes to Financial Statements

----------------------------------------------------------------------------
For the period ended July 31, 1998


1.   Principal Activity
     The company was incorporated in the island of Trinidad & Tobago on the 17th August 1997.
     The principal activity of this business is that of software engineering and other related software services.

2.   Accounting Policies
     Basis of Accounting
     These Financial Statements have been prepared on the Historical Cost Convention and approved Auditing Standards. No account has been taken of the effects of inflation.

2(b) Fixed Assets
     Fixed Assets are stated at historical cost less accumulated depreciation.
     Depreciation is provided on the reducing balance basis at rates sufficient to write off the cost of the assets over their estimated useful lives.
     Depreciation rates used as follows:-
            Furniture & Fitting........................  5% per annum
            Computer Equipment......................... 12% per annum

3.   Fixed Assets

     Fixed Assets             Cost      ADD/Disp     ACC.Depn.         WDV
     ------------             ----      --------     ---------         ---
     Furniture & Fittings    15,800                      750         15,010
     Computer Equipment      95,000                   11,400         83,600
                            -------      -------      ------         ------
                            110,800                   12,190         98,610
                            _______      _______      ______         ______

4.   Inventory
       Software development has been capitalized in order to be represented as a tangible asset.
       Software value has been determined by the director of the company.

NETSERV CARIBBEAN LIMITED
Notes to Financial Statements (Cont'd)

----------------------------------------------------------------------------
For the period ended July 31, 1998


4. A/c Receivable
       This amount represents the balance due to Netserv from subscribers.


5. A/c Payable
       This amount consist of the balance due for local payment.

NETSERV CARIBBEAN LIMITED

Cash Flow Statement
---------------------------------------------------------------------------
as at July 31, 1998

                                                                 1998
Cash flows from operating activities

    Profit (loss) after taxation                                153,444
    Adjustment to reconcile net profit to cash
    Provided by operating activities
    Depreciation                                                 12,190
                                                               --------
                                                                165,634

Changes in operating assets and liabilities
    Increase / Decrease

    Inventory                                                   275,000
    Receivables and Prepayments                                  72,141
    Creditors and Accurals                                       -4,586
    Provision for Taxation                                      -12,624
                                                               ________
Cash provided (used) by operating activities                   -164,297

Financing Actvities

    Capital Investment                                          300,002
    Medium term bank loans                                            0
    Repayment of medium term loans                                    0
                                                               --------
Cash provided (used) by financial activities                    300,002
                                                               --------

Investing Activities
    Sale (Purchase) of fixed assets                            -110,880
    Director Drawings                                                 0
                                                               --------
Cash provided (used) by investing activities                   -110,800
                                                               --------

Net cash increase (decrease) during the year                     24,905

Cash and cash equivalents, start of year                              0
                                                               --------

Cash and cash equivalents, end of year                           24,905
                                                               --------
Represented by
    Cash in hand                                                 24,905
    Bank Overdraft                                                    0
                                                               --------
                                                                 24,905

---------------------------------------------------------------------------

                           MAS Acquisition XII Corp.



                       CONSOLIDATED FINANCIAL STATEMENTS
                             AT OCTOBER 31, 1999


                                   CONTENTS

CONSOLIDATED INCOME STATEMENT                       Page 2.

CONSOLIDATED BALANCE SHEET                          Page 3.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS      Page 4.


MAS Acquisition XII Corp.

CONSOLIDATED INCOME STATEMENT
FOR THE THREE (3) MONTHS ENDED OCTOBER 31, 1999

                                                               $ US
                                                          ---------------
INCOME                                                       1,500,000

EXPENSES
       Fees and commissions                                  2,123,779
       Salaries                                                 17,176
       Purchases, supplies and office expenses                   8,958
       Legal fees                                                4,926
       Overseas travel                                           2,302
       Telephones                                                1,599
       Repairs                                                   1,591
       Professional fees                                           833
       Depreciation                                                398
       Bank interest and charges                                   241
       Vehicles                                                     92
       Entertainment                                                57
                                                             ---------
                          TOTAL EXPENSES                     2,161,952
                                                             =========

(DEFICIT)                                                     (661,952)


                                    PAGE 2.

MAS Acquisition XII Corp.

CONSOLIDATED BALANCE SHEET
AS AT OCTOBER 31, 1999

                                                               $ US
                                                          --------------
CURRENT ASSETS
Cash in banks                                                 500,658
Accounts receivable                                         2,068,972
Inventory                                                      62,500
Organization costs, net of amortization                            36
                                                            ---------
                                                            2,632,166
                                                            ---------

CURRENT LIABILITIES
Accounts Payable                                               11,090
                                                            ---------
                                                               11,090
                                                            ---------

WORKING CAPITAL                                             2,621,076

FIXED ASSETS
       Cost                                                    18,467
       Accumulated Depreciation                                 4,227
                                                            ---------
                                                               14,240
                                                            ---------

                                                            ---------
                           NET ASSETS:                      2,635,316
                                                            =========

COMMON STOCK
       AUTHORIZED
       80,000,000 shares of $ 0.001 par value

       ISSUED AND OUTSTANDING
       13,432,200 shares                                          175

DEFICIT
       Accumulated during the development stage                   (75)
       Subsidiary's deficit                                  (661,952)

CAPITAL RESERVE                                             3,297,168

                                                            ---------
                                                            2,635,316
                                                            =========

                                     PAGE 3

MAS Acquisition XII Corp.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
AS AT OCTOBER 31, 1999

1. INCORPORATION.
       The company was incorporated on October 7, 1996, in the State of Indiana, USA.

       The company is in the development stage and intends to locate suitable business ventures to acquire.
       The company has no significant business activity to date.

2. SIGNIFICANT ACCOUNTING POLICIES

       (a) PRINCIPLES OF CONSOLIDATION
       On November 18, 1999 the company acquired 100% of the shares of Netserv Caribbean Limited, a company incorporated in the Republic of Trinidad and Tobago.

       The assets and liabilities of Neteserv Caribbean Limited as at October 31, 1999 have been fully consolidated and have been converted to US dollars at the exchange rate of $1.00 US dollar to $ 6.00 TT dollars.


       (b) USE OF ESTIMATES
       The preparation of the financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from these estimates.

                          MAS Acquisition XII Corp.


                      CONSOLIDATED FINANCIAL STATEMENTS
                              AT JULY 31, 1999



                                   CONTENTS
CONSOLIDATED INCOME STATEMENT                      Page 2.

CONSOLIDATED BALANCE SHEET                         Page 3.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS     Page 4.


MAS Acquisition XII Corp.

CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDED JULY 31, 1999

                                                             $ US
                                                          ----------
INCOME                                                      116,235


EXPENSES

       Salaries and wages                                    33,202
       Contract services                                      9,218
       Software engineering                                   8,442

       Rentals                                                5,007
       Purchases, supplies and office expenses                4,919
       Utilities                                              5,068

       Telephones                                             3,313
       Vehicles                                               1,914
       Depreciation                                           1,797

       Repairs                                                1,058
       Miscellaneous                                          1,261
       Professional fees                                      1,375

       Travel                                                   613
       Entertainment                                            527
       Insurance                                                377
       Bank interest and charges                                 81
                                                            -------
                               TOTAL EXPENSES                78,171
                                                            -------

SURPLUS                                                      38,064

TAXATION                                                     (3,406)
                                                            -------
                               SURPLUS AFTER TAXATION        34,658

RETAINED EARNINGS              - brought forward             25,574

                                                            -------
RETAINED EARNINGS              - carried forward             60,232
                                                            -------

                                    PAGE 2.

MAS Acquisition XII Corp.

CONSOLIDATED BALANCE SHEET
AS AT JULY 31, 1999

                                                             $ US
                                                          ----------
CURRENT ASSETS
Cash in banks                                                 6,925
Accounts receivable                                          35,421
Inventory                                                    62,500
Organization costs, net of amortization                          39
                                                            -------
                                                            104,885
                                                            -------

CURRENT LIABILITIES
Accounts Payable                                              9,251
                                                            -------
                                                              9,251
                                                            -------

WORKING CAPITAL                                              95,633

FIXED ASSETS
       Cost                                                  18,467
       Accumulated Depreciation                               3,829
                                                            -------
                                                             14,637
                                                            -------

                                                            -------
                              NET ASSETS:                   110,271
                                                            =======

COMMON STOCK
       AUTHORIZED
       80,000,000 shares of $ 0.001 par value

       ISSUED AND OUTSTANDING
       8,519,800 shares                                         111

RETAINED EARNINGS
       Deficit Accumulated during the development stage         (72)
       Netserv Caribbean Limited                             60,232

CAPITAL RESERVE                                              49,999

                                                            -------
                                                            110,271
                                                            =======

                                    PAGE 3.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
AS AT JULY 31, 1999.

1. INCORPORATION.
       The company was incorporated on October 7, 1996, in the State of Indiana, USA.

       The company is in the development stage and intends to locate suitable business ventures to acquire.
       The company has no significant business activity to date.

2. SIGNIFICANT ACCOUNTING POLICIES

       (a) PRINCIPLES OF CONSOLIDATION
       The assets and liabilities of Netserv Caribbean Limited as at July 31, 1999 have been fully consolidated and have been converted to US dollars at the exchange rate of $1.00 US dollar to $ 6.00 TT dollars.

       (b) USE OF ESTIMATES
         The preparation of the financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from these estimates.

3. SUBSEQUENT EVENT.
       On November 18, 1999 the company acquired 100% of Netserv Caribbean Limited, a company incorporated in the Republic of Trinidad and Tobago.





                                    PAGE 4.

(b) Exhibits


   Exhibit Number             Description

          2.0              Stock Exchange Agreement

          3.0              Articles of Merger

         99.0              Consulting Agreement

 Date:    January 5, 1999

                                     Netserv Communications Inc.


                                     By: /s/ Jeannine du Coudray
                                        --------------------------------
                                        Jeannine du Coudray, President,
                                        Chairwoman of Board Directors
                                        and Director


EXHIBIT 2.0


                            STOCK EXCHANGE AGREEMENT


         THIS AGREEMENT is made this 18th day of November, 1999, by and between MAS Acquisition XII Corp., a Indiana corporation ("MAS") and Netserv
Caribbean Limited, a Trinidad and Tobago corporation ("NETSERV").

                                  WITNESSETH:

         WHEREAS, the total authorized capital stock of NETSERV consists of 6,412,400 shares of common stock, no par value per share, of which 6,412,400 shares are issued and outstanding (Common Stock hereinafter referred to as the "NETSERV Shares"); and

         WHEREAS, MAS desires to acquire all of the issued and outstanding capital stock of NETSERV, or 6,412,400 shares of Common Stock ("NETSERV Shares") for 4,912,400 shares of common stock of MAS ("MAS Shares") by exchanging
0.766 MAS Share for each NETSERV Shares; and

         WHEREAS, NETSERV agrees to pay MAS Financial Corp. a consulting fee in connection with this merger transaction, which is detailed in the Consulting
Agreement dated October 11, 1999.

         WHEREAS, in reliance on and subject to the terms and conditions, representations, warranties, covenants and agreements herein contained, NETSERV desires to sell the NETSERV Shares to MAS, and MAS desires to purchase the NETSERV Shares in a stock for stock exchange.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and value consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. PURCHASE AND SALE.

         Section 1.1 AGREEMENT TO PURCHASE AND EXCHANGE. In reliance on and subject to the terms, conditions, representations, warranties, covenants and agreements herein contained, NETSERV shall assign, transfer and convey unto MAS, and MAS shall purchase all of the NETSERV Shares in a tax free reorganization.

         Section 1.2 PURCHASE PRICE. The aggregate purchase price for the NETSERV
Shares (the "Purchase Price") shall be 4,912,400 MAS Shares.

         Section 1.3 CLOSING. The closing of the transaction contemplated in this Agreement (the "Closing") shall take place at the offices of MAS
Acquisition III Corp., 1710 E. Division St., Evansville, Indiana 47711 on or around the date first written above or at such other date, time or place as shall be mutually acceptable to the parties (the "Closing Date").

         Section 1.4 TRANSACTIONS AND DOCUMENTS AT AND AFTER CLOSING.

                 (a) At the Closing, NETSERV shall deliver to MAS certificates representing 6,412,400 shares of NETSERV, duly endorsed for transfer and a fee based on a separate Consutling Agreement with MAS Financial Corp. dated
October 11, 1999.

                 (b) At the Closing, MAS shall deliver to NETSERV the 4,912,400
MAS Shares representing the Purchase Price for the NETSERV Shares, calculated as set forth hereinabove, and bearing an appropriate legend restricting transfer except as permitted under Rule 144 of the Securities Act of 1933, as amended.

                 (c) From time to time and at any time, at MAS's request, whether on or after the Closing Date, and without further consideration, NETSERV shall, at its own expense except as otherwise provided in this Agreement, execute and deliver such further documents and instruments of conveyance and transfer and shall take such further actions as may be necessary or convenient, in the reasonable opinion of MAS, to transfer and convey to MAS, all of its right, title and interest in and to the NETSERV Shares, free and clear of any lien or adverse claim.

                 (d) From time to time and at any time, at NETSERV's request, whether on or after the Closing Date, and without further consideration, MAS shall, at its own expense except as otherwise provided in this Agreement, execute and deliver such further documents and instruments of conveyance and transfer and shall take such further actions as may be necessary or convenient in the reasonable opinion of NETSERV, to transfer and convey to NETSERV, all of its right, title and interest in and to the MAS Shares free and clear of any lien or adverse claim.

2.    ADDITIONAL AGREEMENTS.

      Section 2.1 MAS'S ACCESS AND INSPECTION. NETSERV has allowed and shall allow MAS and its authorized representatives full access during normal business hours from and after the date hereof and prior to the Closing Date to all of NETSERV's properties, books, contracts, commitments and records for the purpose of making such investigation as MAS may desire, and NETSERV shall furnish MAS such information concerning NETSERV's affairs as MAS may request. NETSERV has caused and shall cause NETSERV's personnel to assist MAS in making such investigation and shall cause the counsel, accountants, engineers and other non-employee representatives of NETSERV to be reasonably available to MAS for such purposes.

      Section 2.2 NETSERV'S ACCESS AND INSPECTION. MAS shall allow NETSERV and its authorized representatives access during normal business hours from and after the date hereof and prior to the Closing Date to such of MAS's properties, books, contracts, commitments and records as NETSERV may reasonably request for the purpose of determining the financial condition of MAS. MAS shall cause
MAS's personnel to assist NETSERV in making such investigation and shall cause the counsel, accountants, engineers and other non-employee representatives of MAS to be reasonably available to NETSERV for such purposes.

      Section 2.3 COOPERATION. The parties shall cooperate fully with each other and with their representatives, counsel and accountants in connection with any steps required to be taken as part of their respective obligations under this Agreement, and will use their best efforts to consummate the transactions contemplated hereby and fulfill their obligations hereunder.

      Section 2.4 EXPENSES. All of the expenses incurred by MAS in connection with the authorization, preparation, execution and performance of this Agreement by MAS, including without limitation all fees and expenses of agents, representatives, counsel and accountants for MAS, shall be paid by MAS. All expenses incurred by NETSERV in connection with the authorization, preparation, execution and performance of this Agreement, including without limitation all fees and expenses of agents, representatives, counsel and accountants, shall be paid by NETSERV.

      Section 2.5 BROKERS. Each party hereto jointly and severally represents and warrants that no broker or finder other than MAS Financial Corp. has acted on its behalf in connection with this Agreement or the transactions contemplated herein and each party shall indemnify the other and save it harmless from any claim or demand for commission or other compensation by any broker, finder or similar agent claiming to have been employed by or on behalf of such party.

3.    REPRESENTATIONS AND WARRANTIES OF NETSERV.

      NETSERV represents, covenants and warrants to MAS as follows:

      Section 3.1 CORPORATE EXISTENCE/STANDING/AUTHORITY. NETSERV is a corporation duly organized, validly existing and in good standing under the laws of Trinidad and Tobago and has the corporate power and authority to own, operate and lease its respective properties, to carry on its business as now being conducted, and to enter into this Agreement and to carry out the transactions contemplated hereby. NETSERV is duly qualified to do business and is in good standing in each jurisdiction where the failure to qualify would have a material adverse affect on it. NETSERV has delivered to MAS or its counsel true and correct copies of the articles of incorporation and by-laws of NETSERV, together with any amendments thereto.

      Section 3.2 SHARES OF STOCK. All issued and outstanding shares of capital stock of NETSERV have been duly authorized and validly issued and are fully paid and nonassessable. NETSERV has 6,412,400 shares of common stock authorized and 6,412,400 shares of common stock issued and outstanding. There is no other class of capital stock, subscription, option, warrant, call, right, contract, commitment, understanding or arrangement relating to the issuance, sale or transfer by NETSERV of any shares of its capital stock, including any right of conversion or exchange under any outstanding security or other instrument.

      Section 3.3 AUTHORITY. NETSERV has the full right and authority to enter into and fully perform this Agreement and all other agreements and documents to be delivered to MAS in connection herewith. All actions required to be taken by NETSERV to authorize the execution, delivery and performance of this Agreement and all other agreements and documents to be delivered in connection herewith have been or will by the Closing Date be properly taken.
This Agreement constitutes the valid and binding obligation of NETSERV. Neither the execution and delivery of this Agreement and all other ageements and documents executed in connection herewith nor the consummation of the transactions contemplated hereby nor the performance of this Agreement and all other agreements and documents executed in connection herewith will (1) conflict with or result in a breach of any provision of the certificate of incorporation or by-laws of NETSERV, (2) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance or the payment of money required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of NETSERV's properties under any of the terms, conditions or provisions of any loan agreement, note, bond, mortgage, indenture, lease, agreement or other instrument or commitment to which NETSERV is a party, or by which NETSERV or its properties may be bound or affected or (3) violate any order, writ, injunction, decree, judgment, or ruling of any court or governmental authority specifically applicable to NETSERV or any of its properties.

      Section 3.4 NO VIOLATION. Except as set forth on Schedule 3.4, to the best knowledge of NETSERV, NETSERV has complied with all rules, regulations, codes and laws affecting its business and operations and is not in default under, or in violation of, any provision of any federal, state or local rule, regulation, code or law nor has NETSERV been given notice of any such default or violation.

      Section 3.5 LICENSES AND RIGHTS. NETSERV possesses all franchises, easements, licenses, permits and other authorizations from governmental or regulatory authorities and from all other persons or entities that are necessary to permit it to engage in its business as presently conducted in and at all locations and places where it is presently operating. Such franchises, licenses, permits and other authorizations are set forth on
Schedule 3.5.

      Section 3.6 CONSENTS. Except as set forth on Schedule 3.6 hereto, no approval or consent of any person, firm or other entity or body is required to be obtained by NETSERV for the authorization of this Agreement or the consummation by NETSERV of the transactions contemplated hereby.

      Section 3.7 NO DEFAULTS. Except as set forth on Schedule 3.7, to the best knowledge of NETSERV, no default (or event which with the passage of time or the giving of notice or both would become a default) exists or is alleged to exist with respect to the performance of any material obligation of NETSERV under the terms of any material indenture, license, mortgage, deed of trust, lease, note, guaranty or other contract or instrument, including, but not limited to, any contract set forth on Schedule 3.17, to which NETSERV is a party or to which its assets are subject, or by which it is otherwise bound, and no such default or event exists or is alleged to exist with respect to the performance of any obligation of any other party thereto.

      Section 3.8 FINANCIAL STATEMENTS. MAS has been or will be furnished with the audited financial statements of NETSERV (the "Financial Statements").
The Financial Statements were prepared in accordance with generally accepted accounting principles and present fairly and accurately the information set forth therein.

      Section 3.9 ABSENCE OF CERTAIN CHANGES. Except as set forth on Schedule
3.9 hereto, since December 31, 1998, NETSERV has actively conducted its business in the ordinary and regular course. Since that date, there has not been any material adverse change in the condition (financial or otherwise), results of operations, assets, liabilities, properties, business or prospects of NETSERV nor is any event threatened which would cause such an adverse change, nor has there occurred any event or governmental regulation or order restricting the business of NETSERV.

      Section 3.10 FACILITIES AND EQUIPMENT. The personal property owned or leased by NETSERV at its facility for the operation of, or used in, its business is in its possession or under its control and is adequate for the operation of such business as presently conducted.

      Section 3.11 TITLE TO ASSETS. Except as set forth on Schedule 3.11 or in the Financial Statements, NETSERV has good, valid and marketable title to all of its real property and leasehold estates and good and valid title to all of its other assets (tangible and intangible), including, but not limited to, all leasehold improvements and equipment and all other properties and assets reflected or required to be reflected in the Financial Statements and all properties and assets purchased or leased by it since the dates of such Financial Statements (except for properties and assets so reflected or required to be reflected which have been sold or otherwise disposed of in the ordinary course of business), subject to no liens, pledges, encumbrances, mortgages, security interests, charges or other similar restrictions of any nature whatsoever. Except as set forth on Schedule 3.11, NETSERV enjoys peaceful and quiet possession of its properties and assets pursuant to or by all of the deeds, bills of sale, leases, licenses and other agreements under which it is operating its business.

      Section 3.12 ABSENCE OF UNDISCLOSED LIABILITIES. NETSERV does not have any material liabilities or obligations, either accrued or unaccrued, fixed or contingent, which have not been reflected in the Financial Statements or set forth on Schedule 3.12 hereof.

      Section 3.13 LITIGATION. Schedule 3.13 hereof sets forth a list of all administrative or judicial proceedings to which NETSERV is a party. Except as set forth on Schedule 3.13, there is no action, suit, claim, demand, arbitration or other proceeding, administrative or judicial, pending or, to the best knowledge of NETSERV, threatened against or relating to NETSERV which, if adversely determined or resolved, would materially and adversely affect the financial condition, results of operations, business or prospects of NETSERV.

      Section 3.14 PATENTS AND TRADEMARKS.

      (a) Except as set forth on Schedule 3.14(a), NETSERV does not own, or operate under, any patent, trademark or service mark or any applications therefor. All trade names (including those whose use is limited to one or more states of the United States) owned or used by NETSERV are listed on
Schedule 3.14 hereof and, to the extent indicated therein, have been duly registered with the states of the United States or the corresponding offices of other countries. Except as set forth on Schedule 3.14, NETSERV is the sole and exclusive owner of, or has the sole and exclusive power with respect to, or has the sole and exclusive right to use, the trade names specified on
Schedule 3.14.

         (b) Except as set forth on Schedule 3.14(b) hereof, NETSERV has not ever been charged with infringement or violation of any adversely held trademark, trade name or copyright.

         (c) Except as set forth on Schedules 3.14(a) and 3.14(b), there no claims or demands of any other person, firm or corporation pertaining to the trade names, copyright registrations or pending copyright registration applications, as the case may be, listed on such schedules, and no proceedings have been instituted which challenge the right of NETSERV in respect thereof.

      Section 3.15 EMPLOYEE BENEFITS.

         (a) Schedule 3.15 hereof contains a list of (i) each pension, profit sharing, bonus, deferred compensation, or other retirement plan or arrangement for the benefit of any employee or group of employees of NETSERV or any independent contractors or group of independent contractor of NETSERV, (ii) each medical, health, disability, insurance or other plan or arrangement of NETSERV, and (iii) each employee stock option plan or other plan providing for the purchase of shares of capital stock of NETSERV. All of such plans and arrangements of NETSERV are referred to herein as the "employee benefit plans".

         (b) The amounts reflected in the Financial Statements as liabilities or contingent liabilities with respect to employee benefit plans have been calculated In accordance and compliance with applicable law, including accounting principles relating thereto.

         (c) All of the employee benefit plans maintained by NETSERV (and each funding medium which may be attendant thereto) are in compliance with applicable law and all reporting and disclosure requirements under applicable laws and regulations, and have been administered and operated in accordance with their respective provisions and applicable law. There are no actions, suits or claims (other than routine claims for benefits) pending with respect to the employee benefit plans.

         (d) NETSERV has filed, published and disseminated all reports, documents, statements and communications which are required to be filed, published or disseminated under applicable law and the rules and regulations promulgated thereunder relating to, and have timely made all modifications and amendments to, the employee benefit plans.

         Section 3,16 TAXES AND TAX RETURNS. NETSERV has duly filed all income, franchises and other tax returns and reports required to be filed by it and has duly paid or made provisions for the payment of all taxes (including any interest or penalties) which are due and payable pursuant to such returns.
NETSERV has withheld proper and accurate amounts from their employees' compensation in subtantial compliance with all withholding and similar provisions of applicable law. There are and will hereafter be no tax deficiencies (including penalties and interest) of any kind assessed against NETSERV with respect to any period ending on or before the Closing Date.

         Section 3.17 CONTRACTS. NETSERV has heretofore furnished to MAS or its counsel true and complete copies of each document, and a written description of each oral contact, set forth on Schedule 3.17 hereof. Schedule 3.17 is a true and complete list of all contracts, understandings, commitments, arrangements and agreements of the following types, including all amendments thereto to which NETSERV is a party:

         (a) Contracts relating to equipment purchases, or series of similar equipment purchases from the same supplier, involving an expenditure of, or if in a series, expenditures in the aggregate of, more than twenty-five thousand dollars ($25,000);

         (b) Bonus, incentive, pension, profit-sharing, hospitalization, insurance, deferred compensation, retirement, stock option or stock purchase plans or similar plans providing employee benefits;

         (c) Factoring, loan, note, financing or similar contracts with any lenders or guarantees of undertakings to answer for the debts or defaults of another, or any contracts encumbering title to any properties, involving in each case, or if in a series involving the same lender, guarantor or property, as the case may be, In the aggregate, at least twenty-five thousand dollars ($25,000);

         (d) contracts for the acquisition or disposition of a business or substantially all of the property, assets or capital stock or other securities of a business or company under which there are continuing or unperformed obligations on the part of any of the parties hereto, which contracts in each case involve at least twenty-five thousand dollars
($25,000);

         (e) Conditional sales contracts, leases of personal property or contracts for the purchase or sale of real or personal property, involving in each case at least twenty-five thousand dollars ($25,000);

         (f) Management or consulting contracts, involving in each case, or with respect to any individual in the aggregate, at least twenty-five thousand dollars ($25,000);

         (g) Contracts for the furnishing of services or products to or by NETSERV, involving an expenditure in each case of at least twenty-five thousand dollars ($25,000);

         (h) Royalty or licensing contracts or contracts requiring simliar payments to unrelated parties individually, or with respect to any unrelated party in the aggregate, involving or which reasonably may in the future involve an amount in excess of twenty-five thousand dollars ($25,000) annually;

         (i) All employment agreements between NETSERV and any of its employees; and

         (j) All agreements, contracts and commitments not listed on any other schedule hereto which individually involve the payment of twenty-five thousand dollars ($25,000) or more.

                   Except as set forth on Schedule 3.17, all such contracts, understandings, commitments, arrangements and agreements are in full force and effect.

         Section 3.18 COLLECTIVE BARGAINING AGREEMENTS. Schedule 3.18 hereof is a list of all collective bargaining agreements with any labor organization to which NETSERV is a party. The relations of NETSERV with its employees are good and there are no impending labor difficulties.


         Section 3.19 INSURANCE. NETSERV is insured by insurers unaffiliated with NETSERV or NETSERV with respect to its properties and the conduct of its business in such amounts and against such risks as are generally and prudently maintained for comparable businesses and consistent with its past practice

      Section 3.20 REAL PROPERTY.

         (a) Schedule 3.20 hereof sets forth a true and complete list of (i) all real property owned by NETSERV and (ii) all real property leases to which NETSERV is a party. NETSERV has heretofore furnished to MAS or its counsel true and complete copies of each written contract and a written description of each oral contract relating to the list set forth on Schedule 3.20.

         (b) With respect to the leases described on Schedule 3.20, except as setforth on Schedule 3.20;

               (i) "All such leases are in writing and duly executed, and, where required, witnessed, acknowledged and recorded to make them valid and binding and in full force and effect for the full term thereof, and none have been modified;

               (ii) The rental set forth in each such lease is the actual rental being paid, and there are no separate agreements or understandings with respect to the same not set forth in Schedule 3.20;

               (iii) The lessee under each such lease has the full right to exercise any renewal option contained therein and upon due exercise will be entitled to enjoy the use of the premises for the full term of such renewal option;

               (iv) Upon performance by the lessee of the terms of each such lease, the lessee has the full right to enjoy the use of the premises demised thereunder for the full term thereof; and

               (v) Except as set forth on Schedule 3.20, all security deposits required by such leases have been made and no forfeiture with respect thereto claimed in whole or in part, by any of the lessors.

      Section 3.21 MATERIAL MISSTATEMENTS OR OMISSIONS. No representations or warranties made by NETSERV under this Agreement or in any certificate, schedule or other document furnished to be furnished to MAS or its counsel pursuant hereto, or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements of fact contained therein not misleading.


4.    REPRESENTATIONS AND WARRANTIES OF MAS.

      MAS represents, covenants and warrants to NETSERV as follows:

      Section 4.1 CORPORATE EXISTENCE/STANDING/AUTHORITY. MAS is a corporation duly organized, validly existing and in good standing under the laws of Indiana and has the corporate power and authority to own, operate and lease its respective properties, to carry on its business as now being conducted, and to enter into this Agreement and to carry out the transactions contemplated hereby. MAS is duly qualified to do business and is in good standing in each jurisdiction were the failure to qualify would have a material adverse affect on it. MAS has delivered to NETSERV or its counsel true and correct copies of the articles of incorporation and by-laws of MAS, together with any amendments thereto.

      Section 4.2 SHARES OF STOCK. MAS has authorized 80,000,000 shares of common stock of which there are presently issued and outstanding 3,587,600 shares of common stock. MAS agrees to acquire all of the issued and outstanding capital stock of NETSERV, or 6,412,400 shares of Common Stock
("NETSERV Shares") for 4,912,400 shares of common stock of MAS ("MAS Shares") by exchanging 0.766 MAS Share for each NETSERV Shares. MAS has authorized
20,000,000 shares of preferred stock. None of the 20,000,000 shares of preferred stock is issued and outstanding. All issued and outstanding shares of capital stock of MAS have been duly authorized and validly issued and are fully paid and nonassessable. There is no subscription, option, warrant, call, right, contract commitment, understanding or arrangement relating to the issuance, sale or transfer by MAS of any shares of its capital stock, including any right of conversion or exchange under any outstanding security or other instrument.

      Section 4.3 - AUTHORITY. MAS has the full right and authority to enter into and fully perform this Agreement and all other agreements and documents to be delivered to NETSERV in connection herewith. All actions required to be taken by MAS to authorize the execution, delivery and performance of this Agreement and all other agreements and documents to be delivered in connection herewith have been or will by the Closing Date be properly taken.
This Agreement constitutes the valid and binding obligation of MAS. Neither the execution and delivery of this Agreement and all other agreements and documents executed in connection herewith nor the consummation of the transactions contemplated hereby nor the performance of this Agreement and all other agreements and documents executed in connection herewith will (1) conflict with or result in a breach of any provision of the certificate of incorporation or by-laws of MAS, (2) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance or the payment of money required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of MAS's properties under any of the terms, conditions or provisions of any loan agreement, note, bond, mortgage, indenture, lease, agreement or other instrument or commitment to which MAS is a party, or by which MAS or its properties may be bound or affected or (3) violate any order,' writ, injunction, decree, judgment, or ruling of any court or governmental authority specifically applicable to MAS or any of its properties.

      Section 4.4 NO VIOLATION. Except as set forth on Schedule 4.4, to the best knowledge of MAS, MAS has complied with all rules, regulations, codes and laws affecting its business and operations and is not in default under, or in violation of, any provision of any federal state or local rule, regulation, code or law nor has MAS been given notice of any such default or violation.

      Section 4.5 LICENSES AND RIGHTS. MAS possesses all franchises, easements, licenses, permits and other authorizations from governmental or regulatory authorities and from all other persons or entities that are necessary to permit it to engage in its business as presently conducted in and at all locations and places where it is presently operating. Such franchises, licenses, permits and other authorizations are set forth on
Schedule 4.5.

      Section 4.6 CONSENTS. Except as set forth on Schedule 4.8 hereto, no approval or consent of any person, firm or other entity or body is required to be obtained by MAS for the authorization of this Agreement or the consummation by MAS of the transactions contemplated hereby.

      Section 4.7 NO DEFAULTS. Except as set forth on Schedule 4.7, to the best knowledge of MAS, no default (or event which with the passage of time or the giving of notice or both would become a default) exists or is alleged to exist with respect to the performance of any obligation of MAS under the terms of any indenture, license, mortgage, deed of trust, lease, note, guaranty or other contract or instrument, including, but not limited to, any contract set forth on Schedule 4.17, to which MAS is a party or to which its assets are subject, or by which it is otherwise bound, and no such default or event exists or is alleged to exist with respect to the performance of any obligation of any other party thereto.

      Section 4.8 FINANCIAL STATEMENTS. NETSERV has been or will be furnished with audited financial statements of MAS for the year ended December 31, 1998, (the "Financial Statements"). The Financial Statements were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods and as of their date of issuance were or will be true, correct and complete all material respects and present fairly and accurately the information set forth therein.

      Section 4.9 ABSENCE OF CERTAIN CHANGES. Except as set forth on
Schedule 4.9 hereto, since December 31. 1998, MAS has actively conducted its business in the ordinary and regular course. Since that date, there has not been any material adverse change in the condition (financial or otherwise), results of operations, assets, liabilities, properties, business or prospects of MAS nor is any event threatened which would cause such an adverse change, nor has there occurred any event or governmental regulation or order restricting the business of MAS.

         Section 4.10 FACILITIES AND EQUIPMENT. MAS does not own any personal property owned or leased any facility for its operation.

         Section 4.11 TITLE TO ASSETS. MAS does not own any tangible property.

         Section 4.12 ABSENCE OF UNDISCLOSED LIABILITIES. MAS does not have any material liabilities or obligations, either accrued or unaccrued, fixed or contingent, which have not been reflected in the Financial Statements or set forth on Schedule 4.12 hereof, or which exceed in the aggregate $5,000.

         Section 4.13 LITIGATION. Schedule 4.13 hereof sets forth a list of all administrative or judicial proceedings to which MAS is a party. Except as set forth on Schedule 4.13, there is no action, suit, claim, demand, arbitration or other proceeding, administrative or judicial, pending or, to the best knowledge of MAS, threatened against or relating to MAS which, if adversely determined or resolved, would materially and adversely affect the financial condition, results of operations, business or prospects of MAS.

      Section 4.14 PATENTS AND TRADEMARKS.

         (a) Except as set forth on Schedule 4.14(a), MAS does not own, or operate under, any patent, trademark or service mark or any applications therefor. All trade names (including those whose use is limited to one or more states of the United States) owned or used by MAS are listed on
Schedule 4.14 hereof and, to the extent indicated therein, have been duly registered with the states of the United States or the corresponding offices of other countries.
Except as set forth on Schedule 4.14, MAS is the sole and exclusive owner of, or has the sole and exclusive power with respect to, or has the sole and exclusive right to use, the trade names specified on Schedule 4.14.

         (b) Except as set forth on Schedule 4.14(b) hereof, MAS has not ever been charged with infringement or violation of any adversely held trademark, trade name or copyright.

         (c) Except as set forth on Schedules 4.14(a) and 4.14(b), there are no claims or demands of any other person, firm or corporation pertaining to the trade names, copyright registrations or pending copyright registration applications, as the case may be, listed on such schedules, and no proceedings have been instituted which challenge the right of MAS in respect thereof.

      Section 4.15 EMPLOYEE BENEFITS.

         (a) Schedule 4.15 hereof contains a list of (i) each pension, profit sharing, bonus, deferred compensation, or other retirement plan or arrangement for the benefit of any employee or group of employees of MAS or any independent contractors or group of independent contractor of MAS, (ii) each medical, health, disability, insurance or other plan or arrangement of MAS, and (iii) each employee stock option plan or other plan providing for the purchase of shares of capital stock of MAS. All of such plans and arrangements of MAS are referred to herein as the "employee benefit plans".

         (b) The amounts reflected in the Financial Statements as liabilities or contingent liabilities with respect to employee benefit plans have been calculated in accordance and compliance with applicable law, including accounting principles relating thereto.

         (c) All of the employee benefit plans maintained by MAS (and each funding medium which may be attendant thereto) are in compliance with applicable law and all reporting and disclosure requirements under applicable laws and regulations, and have been administered and operated in accordance with their respective provisions and applicable law. There are no actions, suits or claims (other than routine claims for benefits) pending with respect to the employee benefit plans.

         (d) MAS has filed, published and disseminated all reports, documents, statements and communications which are required to be filed, published or disseminated under applicable law and the rules and regulations promulgated thereunder relating to, and have timely made all modifications and amendments to, the employee benefit plans.

      Section 4.16 TAXES AND TAX RETURNS. MAS has duly filed all income, franchise and other tax returns and reports required to be filed by it and has duly paid or made provision for the payment of all taxes (including any interest or penalties) which are due and payable pursuant to such returns.
MAS has withheld proper and accurate amounts from their employees' compensation in substantial compliance with all withholding and similar provisions of applicable law. There are and will hereafter be no tax deficiencies (including penalties and interest) of any kind assessed against MAS with respect to any period ending on or before the Closing Date.

      Section 4.17 CONTRACTS. MAS has heretofore furnished to NETSERV or its counsel true and complete copies of each document, and a written description of each oral contact, set forth on Schedule 4.17 hereof. Schedule 4.17 is a true and complete list of all contracts, understandings, commitments, arrangements and agreements of the following types, including all amendments thereto to which MAS is a party:

         (a) Contracts relating to equipment purchases, or series of similar equipment purchases from the same supplier, involving an expenditure of, or if in a series, expenditures in the aggregate of, more than $25,000;

         (b) Bonus, incentive, pension, profit-sharing, hospitalization, insurance, deferred compensation, retirement, stock option or stock purchase plans or similar plans providing employee benefits;

         (c) Factoring, loan, note, financing or similar contracts with any lenders or guarantees of undertakings to answer for the debts or defaults of another, or any contracts encumbering title to any properties, involving in each case, or if in a series involving the same lender, guarantor or property, as the case may be, in the aggregate, at least $25,000;

         (d) Contracts for the acquisition or disposition of a business or substantially all of the property, assets or capital stock or other securities of a business or company under which there are continuing or unperformed obligations on the part of any of the parties hereto, which contracts in each case involve at least $25,000;

         (e) Conditional sales contracts, leases of personal property or contracts for the purchase or sale of real or personal property, involving in each case at least twenty-five thousand dollars ($25,000);

         (f) Management or consulting contracts, involving in each case, or with respect to any individual in the aggregate, at least twenty-five thousand dollars ($25,000);

         (g) Contracts for the furnishing of services or products to or by MAS, involving an expenditure in each case of at least twenty-five thousand dollars ($25,000);

         (h) Royalty or licensing contracts or contracts requiring similar payments to unrelated parties individually, or with respect to any unrelated party in the aggregate, involving or which reasonably may in the future involve an amount in excess of twenty-five thousand dollars ($25,000) annually;

         (i) All employment agreements between MAS and any of its employees;
and

         (j) All agreements, contracts and commitments not listed on any other schedule hereto which individually involve the payment of twenty-five thousand dollars ($25,000) or more.

         Except as set forth on Schedule 4.17, all such contracts, understandings, commitments, arrangements and agreements are in full force and effect.

      Section 4.18 COLLECTIVE BARGAINING AGREEMENTS Schedule 4.18 hereof is a list of all collective bargaining agreements with any labor organization to which MAS is a party. The relations of MAS with its employees are good and there are no impending labor difficulties.

      Section 4.19 INSURANCE. MAS has no insurance policy.

      Section 4.20 REAL PROPERTY.

         (a) MAS does not own nor lease any real property.

               Section 4.20 MATERIAL MISSTATEMENTS OR OMISSIONS. No representations or warranties made by MAS under this Agreement or in any certificate, schedule or other document furnished or to be furnished to NETSERV or its counsel pursuant hereto, or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements of fact contained therein not misleading.

5.    COVENANTS AND TRANSACTIONS PRIOR TO CLOSING

      Section 5.1 CONDUCT AND TRANSACTIONS OF NETSERV PRIOR TO THE CLOSING.
Between the date of this Agreement and the Closing, the executive officers and board of directors of NETSERV shall retain full control of the management and business thereof. In order to assure protection and preservation of NETSERV's business as well as NETSERV's performance of its obligations under and related to this Agreement, NETSERV agrees that from the date of this Agreement up to and including the Closing;

               (a) NETSERV shall give MAS, its counsel, accountants, appraisers and other representatives or experts retained by MAS full access on reasonable notice to all the premises and books, records and personnel of NETSERV during normal business hours and cause NETSERV to furnish to MAS such financial and operating data and other information with respect to the business and properties of NETSERV as MAS may from time to time reasonably request. In the event of termination of this Agreement for any reason, MAS will return all documents, work papers and other materials obtained from NETSERV or NETSERV and will not further disclose to third parties any confidential information obtained by it pursuant hereto.

               (b) NETSERV shall use all reasonable efforts to (i) preserve intact the present business organization and personnel of NETSERV, (ii) preserve the present goodwill and advantageous relationships of NETSERV with all persons having business dealings with NETSERV, and (iii) preserve and maintain in force all licenses, certificates, leases, contracts, permits, registrations, franchises, confidential trade names and copyrights, and applications for any of same, bonds and other similar rights of NETSERV. Except as otherwise provided in this Agreement, NETSERV shall refrain from entering into any new employment or consulting agreements with any of its present officers, management personnel or consultants, or any other employment or consulting agreement with any other person, not terminable by NETSERV on less than thirty (30) days' notice. NETSERV shall maintain in force all property, casualty, crime, life, directors, officers and other forms of insurance and bonds which it presently carries and, except with the written consent of MAS, no cancellation or assignment of existing insurance coverage will be effected by NETSERV.

               (c) NETSERV shall operate its business only in the usual, regular and ordinary course and manner, and, except with the written consent of NETSERV, shall refrain from (i) selling or agreeing to sell any capital stock, or (ii) except in the ordinary course of business, encumbering or mortgaging any property or assets or terminating or modifying any lease or incurring any obligation
(contingent or otherwise).

               (d) NETSERV shall not discuss or negotiate with any third party a possible sale of all or any part of the capital shares or assets of NETSERV, nor provide any information to any third party with respect thereto, other than such Information which is provided in the ordinary course of the business operation of NETSERV to third parties, provided NETSERV has no reason to believe that such information may be utilized to evaluate a possible sale of the capital shares or assets of NETSERV.

               (e) NETSERV will exert its best efforts to fulfill in a timely manner all objectives and conditions to permit consummation of the transactions as contemplated by this Agreement and execute and deliver to MAS any and all documents necessary, in the reasonable opinion of its counsel, to consummate the transactions contemplated by this Agreement.

               Section 5.2 CONDUCT BY MAS PRIOR TO CLOSING. Between the date of this Agreement and the Closing Date, MAS shall use its best efforts to fulfill in a timely manner all objectives and conditions to permit consummation of the transactions as contemplated by this Agreement and execute and deliver to NETSERV any and all documents necessary, in the reasonable opinion of its counsel, to consummate the transactions contemplated by this Agreement.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF MAS

      The obligations of MAS under this Agreement are, at its option, subject to satisfaction of the following conditions at or prior to the Closing:

               Section 6.1 REPRESENTATIONS OF NETSERV. The representations and warranties of NETSERV set forth in this Agreement shall be true and complete in all material respects on and as of the Closing to the same extent and with the same force and effect as if made on such date, except as expressly provided to the contrary in this Agreement.

      Section 6.2 CONSENTS. All necessary approvals or consents shall have been obtained from any and all federal departments and agencies and from all other commissions, boards, agencies and from any other person, firm or entity whose approval or consent is necessary to the consummation of the transactions contemplated by this Agreement.

      Section 6.3 PERFORMANCE BY NETSERV. NETSERV shall have duly performed all obligations, covenants and agreements undertaken by them herein and complied with all terms and conditions applicable to them hereunder to be performed and complied with prior to the Closing.

      Section 6.4 DOCUMENTS TO BE DELIVERED TO MAS. MAS shall have received:

               (a) A certificate, dated as of the Closing and executed by NETSERV certifying as to the fulfillment of the matters contained in Sections
6.1, 6.2 and 6.3;

               (b) True and complete copy of the certificates of incorporation of NETSERV, certified by the Republic of Trinidad and Tobago or similar office of competent jurisdiction, and of the by-laws of NETSERV, together with all amendments thereto, certified by the Secretary of NETSERV;

               (c) Good standing certificate for NETSERV, certified by the Secretary of State of Nevada;

               (d) Certificates representing 6,412,400 of the NETSERV Shares, duly endorsed for transfer, and NETSERV shall have received the 4,912,400 MAS
Shares, duly endorsed for transfer. All such shares shall be subject to Rule
144 legend.

      Section 6.5 SUITS. No suit, action or other proceeding shall be threatened or pending before any court or governmental agency in which it will be or it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement or which is likely to materially and adversely affect the financial condition, results of operations, business or prospects of NETSERV.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF NETSERV

      The obligations of NETSERV under this Agreement are, at its option, subject to satisfaction of the following conditions at or prior to the initial
Closing:

      Section 7.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of MAS set forth in this Agreement shall be true and complete in all material respects on and as of the Closing to the same extent and with the same force and effect as if made on such date, except as affected by the transactions contemplated by this Agreement.

      Section 7.2 CONSENTS. All necessary approvals or consents shall have been obtained from any and all federal departments and agencies and from all other commissions, boards, agencies and from any other person, firm or entity whose approval or consent is necessary to the consummation of the transactions contemplated by this Agreement.

      Section 7.3 PERFORMANCE BY MAS. MAS shall have duly performed all obligations, covenants and agreements undertaken by it herein and complied with all the terms and conditions applicable to them hereunder to be performed or complied with prior to the Closing.

      Section 7.4 DOCUMENTS TO BE DELIVERED TO NETSERV. NETSERV shall have received:

               (a) certificate dated as of the Closing, and executed by an officer of MAS, certifying as to the fulfillment of the matters contained in Sections 7.1, 7.2 and 7.3;

               (b) Certificates representing 4,912,400 MAS Shares, duly endorsed for transfer, and MAS shall have received 6,412,400 NETSERV Shares, duly endorsed for transfer.

               (c) True and complete copies of the certificate of incorporation of MAS and of the by-laws of MAS, together with all amendments thereto, certified by the Secretary of MAS;

               (d) True and correct copies of Minutes of the Board of Directors authorizing the officers and the Company to consummate the transaction.

      Section 7.5 SUITS. No suit, action or other proceeding shall be threatened or pending before any court or governmental agency in which it will be or it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement.

8.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND INDEMNIFICATION

      Section 8.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Notwithstanding the closing of the transactions contemplated by this Agreement, or any investigation made by or on behalf of NETSERV or MAS, the representations and warranties of NETSERV or MAS contained in this Agreement or in any certificate, schedule, chart, list, letter, compilation or other document delivered pursuant hereto, shall survive the Closing for a period of one (1) year; provided, however, that as to any breach of, or misstatement in, any such representation or warranty as to which one party has given notice to the other on or prior to the expiration of such one (1) year period, the same shall continue to survive beyond said period, but only as to the matters provided in this Agreement, NETSERV shall refrain from entering into any new employment or consulting agreements with any of its present officers, management personnel or consultants, or any other employment or consulting agreement with any other person, not terminable by NETSERV on less than thirty
(30) days' notice. NETSERV shall maintain in force all property, casualty, crime, life, directors, officers and other forms of insurance and bonds which it presently carries and, except with the written consent of MAS, no cancellation or assignment of existing insurance coverage will be effected by NETSERV.

               (c) NETSERV shall operate its business only in the usual, regular and ordinary course and manner, and, except with the written consent of NETSERV, shall refrain from (i) selling or agreeing to sell any capital stock, or (ii) except in the ordinary course of business, encumbering or mortgaging any property or assets or terminating or modifying any lease or incurring any obligation AS made in or
 Section 8.4 DEFENSE AGAINST ASSERTED CLAIMS. If any claim or assertion of liability is made or asserted by a third party against a party indemnified pursuant to this Article 8 ("Indemnified Party") based on any liability or absence of right which, if established, would constitute a matter for which the Indemnified Party would be entitled to indemnification by another party hereto ("the Indemnifying Party") the Indemnified Party shall with reasonable promptness give to the Indemnifying Party written notice of the claim or asserting of liability and request the Indemnifying Party to defend the same. Failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability which the Indemnifying Party might have to the Indemnified Party unless such failure materially prejudices the Indemnifying
Party's position. The Indemnifying Party shall have the right to defend against such liability or assertion, in which event the Indemnifying Party shall give written notice to the Indemnified Party of the acceptance of defense of such claim and the identity of counsel selected by the Indemnifying Party with respect to such matters. The Indemnified Party shall be entitled to participate with the Indemnifying Party in such defense and also shall be entitled at its option to employ separate counsel for such defense at the expense of the Indemnified Party. In the event the Indemnifying Party does not accept the defense of the matter as provided above or in the event that the Indemnifying
Party or its counsel fails to use reasonable care in maintaining such defense, the Indemnified Party shall have the full right at its option to defend against the liability or assertion and to employ counsel for such defense at the expense of the Indemnifying Party. All parties hereto will cooperate with each other in the defense of any such action and the relevant records of each shall be available to the others with respect to such defense.

9.    POST-CLOSING MATTERS

      9.1 PERFORMANCE PONDS. NETSERV shall maintain in force at its expense, until their maturity or expiration in accordance with their terms, all performance bonds issued by NETSERV prior to the Closing Date.

10.   ASSIGNMENT, THIRD PARTIES, BINDING EFFECT

      The rights under this Agreement shall not be assignable nor the duties delegable by any party without the written consent of all parties hereto having been obtained thereto. Nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties hereto, and their successors in interest, any rights or remedies under or by reason of this Agreement unless so stated expressly to the Contrary. All covenants, agreements, representations and warranties of the parties contained herein shall be binding upon and inure to the benefit of MAS and NETSERV and their respective successors and permitted assigns.

11.   ABANDONMENT

      In the event the transactions contemplated hereby are terminated or abandoned by mutual agreement of the parties hereto, there shall be no liability on the part of any of the parties by reason of such termination or abandonment.

12.   NOTICES

      All notices, requests, demands and other communications hereunder shall be writing and shall, be deemed to have been duly given when personally delivered or deposited in the mail, certified or registered, return receipt requested, postage prepaid, addressed to the parties at the following addresses (or at such other address as shall be given in writing by any party to the other) as follows:

                 To MAS:  Mr. Aaron Tsai
                    MAS Acquisition XII Corp.
                    1710 East Division Street
                    Evansville, Indiana 47711
                    Telephone: (812) 479-7266
                    Facsimile: (812) 479-7267

                 To NETSERV:  Ms. Jeannine du Coudray
                    Netserv Caribbean Limited
                    16 Victoria Avenue,
                    Port of Spain, Trinidad, West Indies
                    Telephone: (868) 623-2882
                    Facsimile: (868) 624-4096


13.   REMEDIES NOT EXCLUSIVE

      No remedy conferred by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every remedy given hereunder or now or hereafter existing, at law or in equity by statute or otherwise. The election of any one or more remedies by MAS or NETSERV shall not constitute a waiver of the right to pursue other available remedies.


14.   COUNTERPARTS

      This Agreement may be executed in one or more counterparts each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.


15.   CAPTIONS AND SECTION HEADINGS

      Captions and section headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

16.   WAIVERS

      Any failure by any of the parties hereto to comply with all of the obligations, agreements or conditions set forth herein may be waived by the other party or parties, provided, however that any such waiver shall not be deemed a waiver of any other obligation, agreement or condition contained herein.

17.   ENTIRE AGREEMENT

      This Agreement constitutes the entire agreement between the parties. There are not and shall not be any verbal statements, representations, warranties, undertakings or agreements between the parties, and this Agreement may not be amended or modified in any respect except by a written instrument signed by the parties hereto.

18.   APPLICABLE LAW

      This Agreement shall be governed and construed in accordance with the laws of the State of Indiana. MAS and NETSERV agree to the jurisdiction of the Courts of the State of Indiana as the exclusive forum for the resolution of any legal disputes between the parties.

                                     * * *

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                MAS Acquisition XII Corp.


                                By /s/ Aaron Tsai
                                   ---------------------------------------------
                                   Aaron Tsai, President


                                Netserv Caribbean Limited


                                By /s/ Jeannine du Coudray
                                   ---------------------------------------------
                                   Jeannine du Coudray, Chairwoman and President


EXHIBIT 3.0

[   LOGO   ] ARTICLES OF MERGER            SUE ANNE GILROY
[ State of ] State Form 39036 (R5 / 2-97)  SECRETARY OF STATE
[ Indiana  ] Approved by State Board       CORPORATIONS DIVISION
             of Accountants, 1995          302 W. Washington St. Rm. E018
                                           Indianapolis, IN 46204
                                           Telephone: (317) 232-6576

                                           Indiana Code 23-1-40-1 et seq.


INSTRUCTIONS:	Use 8 1/2"  x 11' white    FILING FEE:$90.00
                paper for inserts.
                Present original and two (2) copies to address in upper
                right corner of this form.
                Please TYPE or PRINT

--------------------------------------------------------------------------
                    ARTICLES OF MERGER / SHARE EXCHANGE
                                     OF
                        Netserv Caribbean Limited
  ----------------------------------------------------------------------
              (Hereinafter "the nonsurviving corporation(s)")

--------------------------------------------------------------------------
                                   INTO
                       MAS Acquisition XII Corp.
  ----------------------------------------------------------------------
                (Hereinafter "the surviving corporation")

--------------------------------------------------------------------------



--------------------------------------------------------------------------
                     ARTICLE I - SURVIVING CORPORATION
--------------------------------------------------------------------------
SECTION 1:

  The name of the Corporation surviving the merger is:
    Netserv Communications Inc.
  and such name X has _ has not (designate which) been changed as a result of the merger.

SECTION 2:

 a. The surviving corporation is a domestic corporation existing pursuant to the provisions of the Indiana Business Corporation Law incorporated on
 October 7, 1996.
 ----------------

 b. The surviving corporation is a foreign corporation incorporated under the laws of the State of ______________________ and _ qualified _ not qualified (designate which) to do business in Indiana.
 If the surviving corporation is qualified to do business in Indiana, state the date of qualification:________________________.
 (If Application for Certificate of Authority is filed concurrently herewith state "Upon approval of Application for Certificate of Authority".)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                 ARTICLE II - NONSURVIVING CORPORATION (S)
--------------------------------------------------------------------------
The name, state of incorporation, and date of incorporation or qualification
(if applicable) respectively, of each Indiana domestic corporation and
Indiana qualified foreign corporation, other than the survivor, which is party to the merger are as follows:
--------------------------------------------------------------------------
Name of Corporation   Netserv Caribbean Limited
--------------------------------------------------------------------------
State of Domicile                     Date of Incorporation or qualification
                                      in Indiana (if applicable)
Trinidad and Tobago                      n/a
--------------------------------------------------------------------------
Name of Corporation
--------------------------------------------------------------------------
State of Domicile                     Date of Incorporation or qualification
                                      in Indiana (if applicable)
--------------------------------------------------------------------------
Name of Corporation
--------------------------------------------------------------------------
State of Domicile                     Date of Incorporation or qualification
                                      in Indiana (if applicable)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
             ARTICLE III - PLAN OF MERGER OR SHARE EXCHANGE
--------------------------------------------------------------------------
     The Plan of Merger or Share Exchange, containing such information as required by Indiana Code 23-1-40-1(b), is set forth in "Exhibit A", attached hereto and made a part hereof.
--------------------------------------------------------------------------


--------------------------------------------------------------------------
 ARTICLE IV - MANNER OF ADOPTION AND VOTE OF SURVIVING CORPORATION
 (Must complete Section 1 or 2)
--------------------------------------------------------------------------
SECTION 1: _ Shareholder vote not required

  The merger / share exchange was adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.

--------------------------------------------------------------------------
SECTION 2: X Vote of shareholders (Select either A or B)

The designation (i.e., common, preferred or any classification where different classes of stock exist), number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the merger / share exchange and the number of votes of each voting group represented at the meeting is set forth below:

  A. Unanimous written consent executed on _________ 19 __ and signed by all shareholders entitled to vote.
  B. Vote of shareholders during a meeting called by the Board of Directors.
--------------------------------------------------------------------------
                                                            TOTAL  A  B  C
DESIGNATION OF EACH VOTING GROUP (i.e. preferred and common)   Common
--------------------------------------------------------------------------
NUMBER OF OUTSTANDING SHARES                      8,519,800
--------------------------------------------------------------------------
NUMBER OF VOTES ENTITLED TO BE CAST               8,519,800
--------------------------------------------------------------------------
NUMBER OF VOTES REPRESENTED AT MEETING            8,250,000
--------------------------------------------------------------------------
SHARES VOTED IN FAVOR                             8,250,000
--------------------------------------------------------------------------
SHARES VOTED AGAINST                                      0
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ARTICLE V - MANNER OF ADOPTION AND VOTE OF NONSURVIVING CORPORATION
 (Must complete Section 1 or 2)
--------------------------------------------------------------------------
SECTION 1: _ Shareholder vote not required

  The merger / share exchange was adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.

--------------------------------------------------------------------------
SECTION 2: X Vote of shareholders (Select either A or B)

The designation (i.e., common, preferred or any classification where different classes of stock exist), number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the merger / share exchange and the number of votes of each voting group represented at the meeting is set forth below:

  A. Unanimous written consent executed on _________ 19 __ and signed by all shareholders entitled to vote.
  B. Vote of shareholders during a meeting called by the Board of Directors.
--------------------------------------------------------------------------
                                                            TOTAL  A  B  C
DESIGNATION OF EACH VOTING GROUP (i.e. preferred and common)   Common
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NUMBER OF OUTSTANDING SHARES                      6,412,400
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NUMBER OF VOTES ENTITLED TO BE CAST               6,412,400
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NUMBER OF VOTES REPRESENTED AT MEETING            4,351,000
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SHARES VOTED IN FAVOR                             4,351,000
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SHARES VOTED AGAINST                                      0
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     In Witness Whereof, the undersigned being the Chairwoman of Board of the surviving corporation executes these Articles of Merger / Share
     Exchange and verifies, subject to penalties of perjury that the statements contained herein are true, this 18th day of November, 1999.
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Signature                              Printed name
     /s/ Jeannine du Coudray           Jeannine du Coudray
--------------------------------------------------------------------------



EXHIBIT 99.0

                                MAS FINANCIAL CORP.

     1710 E. Division St.                              Tel: (812) 479-7266
     Evansville, IN 47711                              Fax: (812) 479-7267
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                                CONSULTING AGREEMENT

This agreement is entered into on this 11th day of October, 1999 by and between MAS Financial Corp. (hereinafter referred to as "MAS"), and Netserv
Caribbean Limited, their heirs, designees or assignees, (hereinafter referred to as "Client"), and is made with reference to the following recitations:

Whereas, MAS has skills and expertise in the fields of business consulting, due diligence, mergers and acquisitions, and public and private offering structuring and transactions, and,

Whereas, for the purpose of advancing the business plans of Client, Client wishes to contract for the control stock of an acquisition company from MAS, and,

Whereas MAS owns or controls the control stock of a public shell corporation
(hereinafter referred to as "Acquisition" company, a corporation organized under the laws of the State of Indiana, having those classes and numbers of shares as more fully set forth on the company information sheet attached hereto and made a part hereof by reference. MAS has control of Acquisition company and is prepared to transfer the control block. Now, therefore, the parties hereto hereby agree and covenant as follows:

(1) MAS agrees to take certain actions, and undertake certain obligations for the orderly transfer of the control block of stock of Acquisition company (4,912,400 shares of the total 8,500,000 shares issued or to be issued and outstanding) as directed by Client. MAS agrees as well to do all of the following acts:

  * Name Change and New Stock Certificates
  * Unaudited financial statements brought forward to most recent period.
  * Change of officers and directors and resignation of present board
  * 15C211 prepared and filed with NASD.
  * Deliver control block shares.
  * Obtain CUSIP number.
  * Obtain a stock symbol for trading on the OTC Bulletin Board.
  * Furnish Market Maker.
  * Any other document or act needed to make an orderly transfer of control.
  * Prepare and file 8-K and Schedule 14f-1

All expenses incurred by the Acquisition company, after the transfer of control by MAS to the Client, shall be the responsibility of the Acquisition company.

(2)  The Client agrees to pay MAS a consulting fee of US$200,000 as follows:
  * The first US$100,000 is due and payable at closing.
  * The second US$100,000 is due and payable upon clearance of price quotation on the OTC Bulletin Board.

(3) At closing, which shall take place at a time and place mutually agreeable to the parties hereto, MAS shall deliver to Client or its designee the following:

(a) Certificates representing the shares being sold hereunder; containing the following legend:

"The securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "Restricted Securities" as the term is defined in Rule 144 under the Act. The Common Shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or exemption, the availability of which is to be established to the satisfaction of the Corporation."


(b) Necessary consents, if any, from the state of domicile of the Acquisition company;

(c) All corporate books, records, and documents, stock books, ledgers, minute books, articles and by-laws of the Acquisition company;

(d) Shareholder list of the Acquisition company;

(e) Resignations of all present officers and directors, effective as of the closing date;

(f) Copy of two years of audited year-end financial statements;

(4) MAS represents and warrants the following:

(a) that the Acquisition company is a corporation duly organized and existing under the laws of the State of Indiana, unless otherwise noted;

(b) that the Acquisition company will use its best efforts to preserve its business organization intact.

(c) that the Acquisition company will not enter into any contract, commitment or transaction, or declare, set aside or pay any dividend, or make any distribution in respect of its capital stock, or waive any obligation or liability, or compromise any claim, or cancel any note, loan or other obligation owed to it, without the consent of Client.

(5) MAS represents and warrants the following prior to closing:

(a) That MAS will not cause any amendment to be made in the Articles of Incorporation or By-Laws of the Acquisition company, nor issue or cause to be issued any additional shares of capital stock; nor issue or cause to be issued any warrants, obligations, subscriptions, options, convertible securities, or other commitments under which any additional shares of its capital stock may be directly or indirectly authorized, issued or transferred nor will either agree to do any of the acts listed above.

(6) Client represents and warrants the following prior to closing:

(a) That Client is solely responsibly for the decision to by acquired by the Acquisition company,

(b) That the Client to be acquired by the Acquisition company which is the subject of this agreement shall be suitable in all respects for such merger,

(7) The parties shall at all times keep each other's information, sources, trade secrets, processes, and confidential information strictly confidential.

(8) MAS is not rendering legal advise to Client. Each party is responsible for all of it's own professional, legal, accounting, Broker-Dealer, and consulting fees as they may apply to each party.

(9) Should Client terminate this transaction for any reason other than the malfeasance or nonperformance of MAS prior to the acquisition of the Acquisition company, all monies paid to MAS up until that point shall be retained by MAS as liquidated damages. The parties agree to the reasonableness of these liquidated damages. All documents and work product prepared for or on behalf of Client by MAS up until that point shall become the property of Client.

(10) MAS warrants that the Acquisition company being transferred shall be transferred with no liabilities and little or no assets, and shall defend and hold Client and the Acquisition company harmless against any action by any third party against either of them arising out of, or as a consequence of, any act or omission of MAS or the Acquisition company prior to, or during the closing contemplated by this contract of sale. MAS reserves the right, if necessary, to substitute another Acquisition company acceptable to Client of like worth.

(11) All of the representations and warranties contained within this contract of sale, whether made by Client, MAS, or MAS on behalf of the Acquisition company, will be true and correct on the closing date as if made on that date.


(12) At any time prior to the closing, Client and their counsel, accountants and other agents shall have full access during normal business hours to all properties, books, accounts, records, contracts and documents relating to the Acquisition company.

(13) This agreement shall be governed by the laws of the State of Indiana.
The parties agree to the jurisdiction of the Courts of the State of Indiana and the United States District Court for the Southern District of Indiana as the forums for the resolution of any legal disputes between the parties.
Client agrees to pay court costs, attorney fees in a reasonable amount, and interest on any unpaid balances at the judgment rate then in effect in the State of Indiana should it become necessary for MAS to engage in legal action to recover any portion of the purchase price or any other fees from Client.

(14) If any bona fide action or proceeding shall be pending against any party on the closing date that could result in an unfavorable judgment, decree or order that would prevent or make unlawful the performance of this agreement, or if any agency of the federal or of any state government shall have objected to it on or before the closing date to this transaction, or if any prospectus contemplated with respect to the issuance and sale of shares by Buyers shall have been disapproved by any federal or state regulatory agency, either party may cancel and terminate this agreement without liability to the other. All representations and warranties of the parties shall expire and terminate and be extinguished by the closing, and consummation of the closing shall be conclusive proof that each party is fully satisfied with the facts constituting the basis of the representations and warranties of the other party and with the performance of their obligations hereunder. This paragraph shall not affect any obligation of any party under this contract that is permitted to be performed in whole or in part after the closing.

(15) Neither party may assign this agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. However, MAS may requires up to 180 days to perform due diligence on any assignee of Client, and may reject any assignee not qualified by MAS.

(16) This documents contains the entire agreement between the parties hereto.
No oral or other representation or warranty has been given to Client by MAS, and this agreement controls over any and all oral representations made by any party to this transaction. This agreement may only be modified by a writing, signed by the parties.

(17) Each party agrees to execute all of the documents and do all of the things necessary to effectuate the purpose of this agreement, without delay or limitations.



Accepted and Agreed:                   Accepted and Agreed:


/s/ Aaron Tsai                         /s/ Jeannine du Coudray
_____________________________          _______________________________________
MAS Financial Corp.                    Netserv Caribbean Limited
By: Mr. Aaron Tsai, President          By: Ms. Jeannine du Courdray, President
                                       and Chairwoman
Mailing Address:

MAS Financial Corp.                    Netserv Caribbean Limited
1710 E. Division St.                   16 Victoria Avenue, Port of Spain
Evansville, IN 47711                   Trinidad, West Indies


